Finance income/(expenses), net	6 Months Ended
Jun. 30, 2025
Finance Income (Expense) [Abstract]
Finance income/(expenses), net

Note 8	Finance income/(expenses), net
Interest income is recognized on a time-proportion basis using the effective interest method.

	Six months ended June 30,
in € thousand	2025	2024
FINANCE INCOME
Interest income from other parties	1,028	787
Other financial income	38	—
TOTAL FINANCE INCOME	1,065	787
FINANCE EXPENSES
Interest expense on loans	(11,084)	(11,296)
Interest expense on refund liabilities	(96)	(266)
Interest expenses on lease liabilities	(404)	(418)
Other interest expense	(1)	(2)
TOTAL FINANCE EXPENSES	(11,585)	(11,981)
FOREIGN EXCHANGE GAIN/(LOSSES), NET	7,783	(1,652)
FINANCE INCOME/(EXPENSES), NET	(2,737)	(12,845)

The interest expense on refund liabilities for the six months ended June 30, 2025 decreased to €0.1 million due to the significant payments made to Pfizer during the first half of 2024. The interest expense on refund liabilities for the six months ended June 30, 2024 was €0.3 million.
The foreign exchange gain in the six months ended June 30, 2025 was primarily driven by non-cash revaluation results of USD denominated liabilities as the USD depreciated against the EUR by 12.81% in 2025. A contrary movement of the USD/EUR rate could be observed in 2024.